     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2000


                                                             FILE NO. 2-12663
                                                             FILE NO. 811-719
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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 -------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          Pre-Effective Amendment No.                        / /

                        Post-Effective Amendment No. 89                      /X/

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/
                                Amendment No. 89                             /X/

                                 -------------

                  THE VALUE LINE SPECIAL SITUATIONS FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              220 East 42nd Street
                               New York, New York        10017-5891
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       Registrant's Telephone number, including Area Code: (212) 907-1500

                               David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                         New York, New York 10017-5891
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                    Copy to:
                              Peter D. Lowenstein
                         Two Greenwich Plaza, Suite 100
                              Greenwich, CT 06830

        It is proposed that this filing will become effective (check appropriate box)

        / / immediately upon filing pursuant to paragraph (b)


        /X/ on May 1, 2000 pursuant to paragraph (b)


        / / 60 days after filing pursuant to paragraph (a)(1)

        / / 75 days after filing pursuant to paragraph (a)(2)


        / / on (date) pursuant to paragraph (a)(1)


        / / on (date) pursuant to paragraph (a)(2) of Rule 485

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                                 THE VALUE LINE
                         SPECIAL SITUATIONS FUND, INC.


                        --------------------------------
                                   PROSPECTUS
                                  MAY 1, 2000
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                                     [LOGO]

                                                                         #513279

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                              SECURITIES OR PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                    TABLE OF CONTENTS
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               FUND SUMMARY

                           What is the Fund's goal? PAGE 2

                           What are the Fund's main investment strategies? PAGE
                           2

                           What are the main risks of investing in the Fund? PAGE 2

                           How has the Fund performed? PAGE 3

                           What are the Fund's fees and expenses? PAGE 4

 HOW WE MANAGE THE FUND

  Our principal investment strategies PAGE 5

  The principal risks of investing in the Fund PAGE 7

                     WHO MANAGES THE FUND

                                     Investment Adviser PAGE 9

                                     Management fees PAGE 9

                                     Portfolio management PAGE 9

        ABOUT YOUR ACCOUNT

              How to buy shares PAGE 10

              How to sell shares PAGE 12

              Special services PAGE 13

              Dividends, distributions and taxes PAGE 14

                       FINANCIAL HIGHLIGHTS


                                         Financial Highlights PAGE 16

                    FUND SUMMARY
--------------------------------------------------------------------------------

WHAT IS THE FUND'S GOAL?


                   The Fund primarily seeks long-term growth of capital. No consideration is given to current income in the choice of investments. Although the Fund will strive to achieve these goals, there is no assurance that it will succeed.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

                   To achieve the Fund's goal, we invest not less than 80% of the Fund's net assets in a diversified portfolio of common stocks or equity securities convertible into common stock which we categorize as "special situations". A "special situation" arises when an unusual development is taking place which we believe will probably cause a company's securities to increase in value. In selecting securities for purchase or sale, we may rely on the Value Line Timeliness-TM- Ranking System or the Value Line Performance-TM- Ranking System. These Ranking Systems compare the Adviser's estimate of the probable market performance of each stock during the next six to twelve months relative to all of the stocks under review and rank stocks on a scale of 1 (highest) to 5 (lowest). The Fund will usually invest in common stocks ranked 1 or 2 by either Ranking System but it may also invest in common stocks ranked 3 and in stocks that are not ranked. There are no set limitations on investments in any category, although U.S. securities ranked 1, 2 or 3 usually constitute a substantial portion of the portfolio. The Fund invests in companies of any size.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

                   Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.

                   The chief risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The Fund's performance could also suffer if the anticipated benefits of the "special situation" do not materialize.

                   The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be affected by changes in stock prices which tend to fluctuate more than bond prices.

                   An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 7.

HOW HAS THE FUND PERFORMED?

                   This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual returns of these shares for one, five, and ten years all compared to the performance of the S&P 500-Registered Trademark-, a broad based market index. You should remember that unlike the Fund, this index is unmanaged and does not include the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                   TOTAL RETURNS AS OF 12/31 EACH YEAR (%)

                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1990  -4.45%
1991  36.61%
1992  -3.45%
1993  12.99%
1994   1.03%
1995  28.96%
1996   7.24%
1997  32.10%
1998  29.88%
1999  61.66%


                         BEST QUARTER:            Q4 1999      +38.16%
                         WORST QUARTER:           Q3 1990      (16.03%)



                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99



                                                                      1 YEAR    5 YEARS    10 YEARS
                         --------------------------------------------------------------------------
                         VALUE LINE SPECIAL SITUATIONS FUND          61.66%     30.85%     18.63%
                         --------------------------------------------------------------------------
                         S&P 500-REGISTERED TRADEMARK- INDEX         21.04%     28.55%     18.22%
                         --------------------------------------------------------------------------

WHAT ARE THE FUND'S FEES AND EXPENSES?

                   These tables describe the fees and expenses you pay in connection with an investment in the Fund.

                   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                         -----------------------------------------------------------------------------
                         MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A                   NONE
                         PERCENTAGE OF OFFERING PRICE
                         -----------------------------------------------------------------------------
                         MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF                 NONE
                         ORIGINAL PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS
                         LOWER
                         -----------------------------------------------------------------------------
                         MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS             NONE
                         -----------------------------------------------------------------------------
                         REDEMPTION FEE                                                           NONE
                         -----------------------------------------------------------------------------
                         EXCHANGE FEE                                                             NONE
                         -----------------------------------------------------------------------------


                   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)




                         -------------------------------------------------------------------
                         MANAGEMENT FEES                                               0.75%
                         -------------------------------------------------------------------
                         DISTRIBUTION AND SERVICE (12B-1) FEES                         NONE
                         -------------------------------------------------------------------
                         OTHER EXPENSES                                                0.14%
                         -------------------------------------------------------------------
                         TOTAL ANNUAL FUND OPERATING EXPENSES                          0.89%
                         -------------------------------------------------------------------


                   EXAMPLE

                   This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:



                                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         --------------------------------------------------------------------------------------------
                         VALUE LINE SPECIAL SITUATIONS FUND                 $91        $284       $493       $1,096
                         --------------------------------------------------------------------------------------------

                    HOW WE MANAGE THE FUND
--------------------------------------------------------------------------------

OUR PRINCIPAL INVESTMENT STRATEGIES


                   Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The following is a description of how the Adviser pursues the Fund's objectives.



                   We analyze economic and market conditions, seeking to identify the market sector or securities that we think make the best investments.


                   In selecting securities for purchase or sale, the Adviser may rely on the Value Line Timeliness-TM- Ranking System or the Value Line Performance-TM- Ranking System. In addition, the Fund invests not less than 80% of its assets in "special situations".

                   The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.


                   The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 of the most actively traded stocks in the U.S. markets, including stocks with large, mid and small market capitalizations. There are only a few stocks of foreign issuers that are included and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months relative to all 1,700 stocks under review. The Rankings are updated weekly to reflect the most recent information.



                   The Value Line Performance Ranking System for common stocks was introduced in 1995. It is a variation of the Value Line Small-Capitalization Ranking System, which has been employed in managing private accounts since 1981, and in managing the Value Line Emerging Opportunities Fund, Inc. since 1993. The Performance Ranking System evaluates the approximately 1,800 stocks in the Expanded Edition of The Value Line Investment Survey which consists of stocks with mostly smaller market capitalizations and only a few stocks of foreign issuers. This stock ranking system relies on factors similar to those found in the Value Line Timeliness

                   Ranking System except that it does not utilize earnings estimates. The Performance Ranks use a scale of 1 (highest) to 5 (lowest) to compare the Adviser's estimate of the probable market performance of each Expanded Edition stock during the coming six to twelve months relative to all 1,800 stocks under review in the Expanded Edition.


                   Neither the Value Line Timeliness Ranking System nor the Value Line Performance Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining expected relative performance over the next six to twelve months. Although there are no set limitations on investments in the portfolio, U.S. securities ranked 1, 2 or 3 of any size will usually constitute a substantial portion of the Fund's portfolio. The utilization of these Rankings is no assurance that the Fund will perform more favorably than the market in general over any particular period.

                   SPECIAL SITUATIONS. A "special situation" refers to the security of a company in which an unusual and possibly non-repetitive development is taking place which in the opinion of the Adviser will probably cause the security to attain a higher market value independently, to a degree, of the trend of the securities markets in general. Since every "special situation" to some extent involves a break with past experience, the uncertainties in the appraisal of future value and risk of possible loss are greater than in the case of old, well-established companies carrying on according to long-established patterns. However, for the same reason, the Adviser believes that "special situations" offer greater than average appreciation potential.

                   The particular development (actual or prospective) which may qualify a security as a "special situation" may be one of many different types. For example: a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company's business; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; payment on account of arrears; litigation which, if resolved favorably, would improve the value of the company's stock; a new or changed management; or material changes in management policies. The fact, if it exists, that an increase in the company's earnings, dividends or business is expected, or that a given security is considered to be undervalued, is not in itself sufficient to qualify a security as a "special situation". A "special situation" often involves a comparatively small company which is not well known and which has not been closely watched by investors generally, but it may also involve a large company.

                   TEMPORARY DEFENSIVE POSITION
                   From time to time in response to adverse market, economic, political or other conditions, we may invest a portion of the Fund's net assets in cash or cash equivalents, debt securities, bonds, or preferred stocks for temporary defensive purposes. This would help the Fund avoid losses, but it may result in lost opportunities. If this becomes necessary, the Fund may not achieve its investment objectives.

                   PORTFOLIO TURNOVER

                   The Fund has engaged and may continue to engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy has resulted in higher trading costs and other expenses and may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability.


THE PRINCIPAL RISKS OF INVESTING IN THE FUND

                / / Because the Fund may invest substantially all of its assets in common stocks, particularly stocks which we consider "special situations," the value of the stocks in its portfolio might decrease in response to the activities of an individual company or in response to general market or economic conditions. If this occurs, the Fund's share price may decrease.

                    / / Investing in smaller or newer companies involves the
                        risk that these companies may have less capital, a shorter history of operations and less experienced management than larger more established companies. In addition, securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger more established companies, and may be subject to wide price fluctuations. Investment in such companies tend to be more volatile and somewhat more speculative.

                    / / Certain securities may be difficult or impossible to
                        sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity. This could have a negative effect on the Fund's performance.

                    / / The Fund's use of the Value Line Ranking Systems
                        involves the risk that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund's portfolio.


                    / / Please see the Statement of Additional Information for a
                        further discussion of risks. Information on the Fund's recent holdings can be found in the Fund's current annual or semi-annual report.

                    WHO MANAGES THE FUND
--------------------------------------------------------------------------------

                   The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.

INVESTMENT ADVISER

                   Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients resulting in combined assets under management of over $5 billion.


                   The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.


MANAGEMENT FEES

                   For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.75% of the average daily net assets.

PORTFOLIO MANAGEMENT

                   A committee of employees of the Investment Adviser is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

                    ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES

                    / / BY TELEPHONE
                   Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

                    / / BY WIRE
                   If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your bank to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.

                    / / THROUGH A BROKER-DEALER
                   You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

                    / / BY MAIL

                   Complete the Account Application and mail it with your check payable to NFDS, Agent, to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed Account Application or an appropriate retirement plan application if you are opening a retirement account, with your check. Third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.


                    / / MINIMUM/ADDITIONAL INVESTMENTS
                   Once you have completed an application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. The price you pay for shares will depend on when we receive your purchase order.

                    / / TIME OF PURCHASE

                   Your price for Fund shares is the Fund's net asset value per share (NAV), which is generally calculated as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday,

                   Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. We reserve the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

                   Fund shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When authorized by the Fund, orders will be priced at the NAV next computed after receipt by the intermediary.

                    / / NET ASSET VALUE

                   We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities for which market prices or quotations are available at their market value. We price securities for which market valuations are not available at their fair market value as determined under the direction of the Board of Directors. Any investments which have a maturity of less than 60 days we price at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

HOW TO SELL SHARES

                    / / BY MAIL

                   You can redeem your shares (sell them back to the Fund) by mail by writing to: Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public.
                   A signature guarantee helps protect against fraud.


                    / / THROUGH A BROKER-DEALER
                   You may sell your shares through a broker-dealer, who may charge a fee for this service.

                   The Fund has authorized certain brokers to accept purchase and redemption orders on behalf of the Fund. The Fund has also authorized these brokers to designate others to accept purchase and redemption orders on behalf of the Fund.

                   We treat any order to buy or sell shares that you place with one of these brokers, or anyone they have designated, as if you had placed it directly with the Fund. The shares that you buy or sell through brokers or anyone they have designated are priced at the next net asset value that is computed after they receive your order.


                   Among the brokers that have been authorized are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been authorized.


                    / / BY EXCHANGE
                   You can exchange all or part of your investment in the Fund for shares in other Value Line funds. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729.

                   When you send us a properly completed request to sell or exchange shares, you will receive the net asset value that is next determined after we receive your request. For each account involved you should provide the account name, number, name of Fund and exchange or redemption amount. Call 1-800-243-2729 for additional documentation that may be required. You may have to pay taxes on the gain from your sale of shares. We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the day of purchase, before we send the proceeds to you.


                   ACCOUNT MINIMUM
                   If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

                   REDEMPTION IN KIND
                   The Fund reserves the right to make a redemption in kind -- payment in portfolio securities rather than cash -- if the amount being redeemed is large enough to affect Fund operations.

SPECIAL SERVICES

                   To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-223-0818.

                    / / Valu-Matic-Registered Trademark- allows you to make
                        regular monthly investments of $25 or more automatically from your checking account.

                    / / Through our Systematic Cash Withdrawal Plan you can
                        arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more.

                    / / You may buy shares in the Fund for your individual or
                        group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

DIVIDENDS, DISTRIBUTIONS AND TAXES


                   The Fund pays dividends from its net investment income and distributes any capital gains that it has realized annually. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares. At December 31, 1999, the Fund had net unrealized appreciation of $166,706,000 representing approximately 40% of the Fund's net assets. In the event the Fund disposes of securities in its portfolio and recognizes sizeable gains the Fund will distribute such gains to stockholders who may be taxed on such amounts. Investors should consider the tax consequences of buying shares of the Fund prior to the record date of a distribution because such distribution will generally be taxable even though the net asset value of shares of the Fund is reduced by the distribution.



                   You will generally be taxed on distributions you receive, regardless of whether you reinvest them or receive them in cash. Dividends from short-term capital gains and net investment income will be taxable as ordinary income. Dividends designated by the Fund as long-term capital gains distributions will be taxable at your long-term capital gains tax rate, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on distributions.



                   We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.



                   If you hold your fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

                   You will generally have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. Your gain or loss will be long-term or short-term, generally depending upon how long you owned your shares.



                   As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.



                   The above discussion is meant only as a summary, and we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                   The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-223-0818.

                   FINANCIAL HIGHLIGHTS

                   -------------------------------------------------------------


                         ------------------------------------------------------------------------------------------
                                                                           YEARS ENDED DECEMBER 31,
                                                              1999       1998       1997       1996        1995
                         ------------------------------------------------------------------------------------------
                         NET ASSET VALUE, BEGINNING OF
                         YEAR                                 $17.70     $14.48     $13.34     $16.24       $16.15
                         ------------------------------------------------------------------------------------------
                           INCOME (LOSS) FROM INVESTMENT
                           OPERATIONS:
                             Net investment (loss) income       (.04)      (.04)      (.02)       .26          .06
                             Net gains or losses on
                             securities (both realized and
                             unrealized)                       10.83       4.30       4.15        .85         4.58
                         ------------------------------------------------------------------------------------------
                             Total income (loss) from
                             investment operations             10.79       4.26       4.13       1.11         4.64
                         ------------------------------------------------------------------------------------------
                           LESS DISTRIBUTIONS:
                             Dividends from net
                             investment income                    --         --          #       (.26)        (.06)
                             Distributions from net
                             realized gains                    (1.40)     (1.04)     (2.99)     (3.75)       (4.49)
                         ------------------------------------------------------------------------------------------
                             Total distributions               (1.40)     (1.04)     (2.99)     (4.01)       (4.55)
                         ------------------------------------------------------------------------------------------
                         NET ASSET VALUE, END OF YEAR         $27.09     $17.70     $14.48     $13.34       $16.24
                         ------------------------------------------------------------------------------------------
                         TOTAL RETURN                          61.66%     29.88%     32.10%      7.24%       28.96%
                         ------------------------------------------------------------------------------------------
                         RATIOS/SUPPLEMENTAL DATA:
                         Net assets, end of year
                         (in thousands)                     $421,031   $190,634   $116,040   $ 89,594   $   98,408
                         Ratio of expenses to average
                         net assets                              .89%(2)     1.02%(1)     1.08%(1)     1.08%(1)       1.06%
                         Ratio of net income (loss) to
                         average net assets                     (.22)%    (0.34)%     (.14)%     1.44%        0.32%
                         Portfolio turnover rate                  85%       183%       240%       146%          10%
                         ------------------------------------------------------------------------------------------


                    # Dividend paid was less than one cent per share.

                    (1) Before offset of custody credits.


                    (2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

FOR MORE INFORMATION


                   Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated May 1, 2000, which we have filed electronically with the Securities and Exchange Commission
                   (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-223-0818. You may also obtain the prospectus from our Internet site at http://www. valueline.com.



                   Reports and other information about the Fund are available on the EDGAR Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.



                         INVESTMENT ADVISER                          SERVICE AGENT
                         Value Line, Inc.                            State Street Bank and Trust Company
                         220 East 42nd Street                        c/o NFDS
                         New York, NY 10017-5891                     P.O. Box 219729
                                                                     Kansas City, MO 64121-9729

                         CUSTODIAN                                   DISTRIBUTOR
                         State Street Bank and Trust Company         Value Line Securities, Inc.
                         225 Franklin Street                         220 East 42nd Street
                         Boston, MA 02110                            New York, NY 10017-5891


Value Line Securities, Inc.
220 East 42nd Street, New York, NY 10017-5891                File no. 811-719

                  THE VALUE LINE SPECIAL SITUATIONS FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                        1-800-223-0818 or 1-800-243-2729
                               www.valueline.com

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2000
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    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Value Line Special Situations Fund, Inc. dated May 1, 2000, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent accountants appearing in the Fund's 1999 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-223-0818.

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                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Description of the Fund and Its Investments and Risks.......  B-2
Management of the Fund......................................  B-5
Investment Advisory and Other Services......................  B-7
Brokerage Allocation and Other Practices....................  B-8
Capital Stock...............................................  B-9
Purchase, Redemption and Pricing of Shares..................  B-9
Taxes.......................................................  B-11
Performance Data............................................  B-12
Financial Statements........................................  B-13

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

    HISTORY AND CLASSIFICATION. The Fund is an open-end, diversified management investment company incorporated in Delaware in 1956 and reincorporated in Maryland in 1972. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

    NON-PRINCIPAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS.
    -RESTRICTED SECURITIES. On occasion, the Fund may purchase securities which would have to be registered under the Securities Act of 1933 if they were to be publicly distributed. However, it will not do so if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 10% of the market value of its net assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act of 1933, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

    In addition, the Fund may purchase certain restricted securities
("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

    The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

    To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

    -COVERED CALL OPTIONS. The Fund may write covered call options on stocks held in its portfolio ("covered options") in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund will not write call options in an aggregate amount greater than 25% of its net assets.

    The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the premium received for writing a similar option. Generally, the Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

    -REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto;
(b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

    FUND POLICIES.

         (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

        (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Fund's entering into stock index futures.

        (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

        (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

        (v) The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

        (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's assets.

       (vii) The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities.

       (viii) The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell covered call option contracts on securities owned by the Fund. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions").

        (ix) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

       (xii) The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

       (xiii) The Fund may not invest in commodities or commodity contracts.

       (xiv) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

       (xv) The primary investment objective of the Fund is long-term growth of capital.

    In addition, management of the Fund has adopted a policy that it will not recommend that the Fund purchase interest in oil, gas or other mineral type development programs or leases, although the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

    If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

    The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. Set forth below is certain information regarding the Directors and Officers of the Fund.

                             DIRECTORS AND OFFICERS

NAME, ADDRESS AND AGE              POSITION WITH FUND      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------              ------------------      -----------------------------------------
*Jean Bernhard Buttner             Chairman of the         Chairman, President and Chief Executive
 Age 65                            Board of Directors      Officer of the Adviser and Value Line
                                   and President           Publishing, Inc. Chairman and President
                                                           of the Value Line Funds and Value Line
                                                           Securities, Inc. (the "Distributor");
                                                           Chairman and President of each of the 15
                                                           Value Line Funds.
 John W. Chandler                  Director                Consultant, Academic Search Consul-
 2801 New Mexico Ave., N.W.                                tation Service, Inc. Trustee Emeritus and
 Washington, DC 20007                                      Chairman (1993-1994) of the Board of
 Age 76                                                    Trustees of Duke University; President
                                                           Emeritus, Williams College.
 David H. Porter                   Director                Visiting Professor of Classics, Williams
 5 Birch Run Drive                                         College, since 1999; President Emeri-
 Saratoga Springs, NY 12866                                tus, Skidmore College since 1999 and
 Age 64                                                    President, 1987-1998; Director of
                                                           Adirondack Trust Company.
 Paul Craig Roberts                Director                Chairman, Institute for Political Econo-
 169 Pompano Street                                        my; Director, A. Schulman Inc. (plas-
 Panama City Beach, FL 32413                               tics).
 Age 61

NAME, ADDRESS AND AGE              POSITION WITH FUND      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------              ------------------      -----------------------------------------
 Nancy-Beth Sheerr                 Director                Former Chairman, Radcliffe College Board
 1409 Beaumont Drive                                       of Trustees.
 Gladwyne, PA 19035
 Age 50
 Stephen Grant                     Vice President          Portfolio Manager with the Adviser.
 Age 46
 Alexander Silverman               Vice President          Portfolio Manager with the Adviser since
 Age 28                                                    1998; Securities Analyst with the
                                                           Adviser, 1993-1996.
 David T. Henigson                 Vice President,         Director, Vice President and Compliance
 Age 42                            Secretary and           Officer of the Adviser. Director and Vice
                                   Treasurer               President of the Distributor. Vice
                                                           President, Secretary and Treasurer of
                                                           each of the 15 Value Line Funds.

--------------
* "Interested" director as defined in the Investment Company Act of 1940 (the "1940 Act").

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.

    Directors of the Fund are also directors/trustees of 11 other Value Line Funds.

    The following table sets forth information regarding compensation of Directors by the Fund and by the Fund and the eleven other Value Line Funds of which each of the Directors is a director or trustee for the fiscal year ended December 31, 1999. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 1999

                                                                                      TOTAL
                                                      PENSION OR      ESTIMATED    COMPENSATION
                                                      RETIREMENT        ANNUAL      FROM FUND
                                     AGGREGATE         BENEFITS        BENEFITS      AND FUND
                                    COMPENSATION   ACCRUED AS PART       UPON        COMPLEX
NAME OF PERSONS                      FROM FUND     OF FUND EXPENSES   RETIREMENT    (12 FUNDS)
---------------                     ------------   ----------------   ----------   ------------
Jean B. Buttner                        $  -0-              N/A             N/A       $   -0-
John W. Chandler                        2,968              N/A             N/A        35,620
David H. Porter                         2,968              N/A             N/A        35,620
Paul Craig Roberts                      2,968              N/A             N/A        35,620
Nancy-Beth Sheerr                       2,968              N/A             N/A        35,620

    As of March 31, 2000, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94101, which owned 5,254,676 shares or approximately 31%, and the Adviser and its affiliates, which owned 974,323 shares of record or approximately 5.8%. In addition, the officers and directors of the Fund as a group owned 198,961 shares (1.2%).

                     INVESTMENT ADVISORY AND OTHER SERVICES

    The Fund's investment adviser is Value Line, Inc. (the "Adviser").
Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 84% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.

    The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets during the year. During 1997, 1998 and 1999, the Fund paid or accrued to the Adviser advisory fees of $771,000, $1,035,000 and $1,870,000, respectively.

    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

    The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management in excess of $5 billion.

    Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

    The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Code requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

    The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation. The Distributor also serves as distributor to the other Value Line funds.
Jean Bernhard Buttner is Chairman and President of the Distributor.

    The Adviser has retained State Street Bank and Trust Company ("State Street") to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for each Value Line fund for which State Street provides these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. National Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. Ninth Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent accountants and also performs certain tax preparation services.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, are able to execute them as expeditiously as possible and at the best obtainable price. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principal, except when it is determined that better prices and executions may otherwise be obtained. The Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided. Such allocation will be in such amounts and in such proportions as the Adviser may determine. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During 1997, 1998 and 1999, the Fund paid brokerage commissions of $268,700, $320,171 and $253,558, respectively, of which, $157,960 (59%),
$190,755 (60%) and $149,004 (59%), respectively, was paid to Value Line Securities, Inc., the Fund's distributor and a subsidiary of the Adviser. Value Line Securities, Inc. clears transactions for the Fund through unaffiliated broker-dealers.

    At December 31, 1999, the Fund held shares of Morgan Stanley Dean Witter & Co ("MSDW") with a value of approximately $1,142,000. MSDW is one of the Fund's ten brokers that received the greatest dollar amount of brokerage commissions during 1999.

    The Board of Directors has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to Value Line Securities or any other "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports to the Directors with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. During 1999, $226,652 (89%) of the Fund's brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions; the balance, or $26,906 (11%), went to brokers or dealers who provided information or services to the Adviser and, therefore, indirectly to the Fund and to the other entities that it advises. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information were furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible and at the best obtainable price. The Fund is advised that the receipt of such information and services has not reduced in any determinable amount the overall expenses of the Adviser.

    PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.

                                 CAPITAL STOCK

    Each share of the Fund's common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-223-0818.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

    The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

    It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

CALCULATION OF NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market.

                                     TAXES

    The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified during the Fund's last fiscal year. By so qualifying, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares).

    The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

    Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. In the year ended December 31, 1999, the Fund did not incur such losses.

    Distributions of net investment income and of the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss (net capital gains) are taxable to the shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders and regardless of whether the distribution is received in cash or in additional shares of the Fund. Because a portion of the Fund's income will consist of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund will be eligible for the corporate dividends-received deduction. Upon request, the Fund will inform shareholders of the amounts of qualifying dividends.

    A distribution by the Fund will reduce the Fund's net asset value per share. Such a distribution is taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon the distribution which will nevertheless be taxable to them. All distributions, whether received in shares or cash, must be reported by each shareholder on his Federal income tax return. Furthermore, under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.

    A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Fund. The tax consequences of a sale or redemption depend upon several factors, including the shareholder's tax basis in the shares sold or redeemed and the length of time the shares have been held. Basis in the shares may be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). Any loss realized by shareholders upon redemption of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six month period. Moreover, a loss on sale or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold or redeemed.

    For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a 31% Federal income tax withholding requirement. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

    The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all Federal tax consequences. Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state and local taxes to an investment in the Fund.

                                PERFORMANCE DATA

    From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

    The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:
                         P(1+T) TO THE POWER OF n = ERV

Where:  P    =    a hypothetical initial purchase order of $1,000
        T    =    average annual total return
        n    =    number of years
        ERV  =    ending redeemable value of the hypothetical $1,000 purchase at the end of the period.

    The Fund's average annual total returns for the one, five and ten year periods ending December 31, 1999 were 61.66%, 30.85% and 18.63%, respectively.

    The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

    From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

    Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                              FINANCIAL STATEMENTS

    The Fund's financial statements for the year ended December 31, 1999, including the financial highlights for each of the five fiscal years in the period ended December 31, 1999, appearing in the 1999 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

                           PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS.


    (a) Articles of Incorporation, as amended.*



    (b) By-laws.*



    (c) Instruments Defining Rights of Security Holders. Reference is made to Article Fifth of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 88.



    (d) Investment Advisory Agreement.*



    (e) Underwriting contract.*


    (f)  Not applicable


    (g) Custodian Agreement, as amended.*


    (h) Not applicable


    (i)  Legal Opinion.*


    (j)  Consent of independent accountants

    (k) Not applicable

    (l)  Not applicable

    (m) Not applicable


    (p) Code of Ethics


------------------------


* Filed as an exhibit to Post-Effective Amendment No. 88 and incorporated herein by reference.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None

ITEM 25.  INDEMNIFICATION.


    Incorporated by reference to Article Seventh (7)(c) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 88.


ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

    Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                                POSITION WITH
         NAME                    THE ADVISER                         OTHER EMPLOYMENT
         ----                    -----------                         ----------------
Jean Bernhard Buttner   Chairman of the Board,          Chairman of the Board and Chief Executive
                        President and Chief Executive   Officer of Arnold Bernhard & Co., Inc. and
                        Officer                         Chairman of the Value Line Funds and the
                                                        Distributor

Samuel Eisenstadt       Senior Vice President and       -------------------------------------------
                        Director

David T. Henigson       Vice President, Treasurer and   Vice President and a Director of Arnold
                        Director                        Bernhard & Co., Inc. and the Distributor

                                POSITION WITH
         NAME                    THE ADVISER                         OTHER EMPLOYMENT
         ----                    -----------                         ----------------
Howard A. Brecher       Vice President, Secretary and   Vice President, Secretary, Treasurer and a
                        Director                        Director of Arnold Bernhard & Co., Inc.

Harold Bernard, Jr.     Director                        Retired Administrative Law Judge

W. Scott Thomas         Director                        Attorney-at-law; Partner, Brobeck, Phleger
                                                        & Harrison, attorneys, One Market Plaza,
                                                        San Francisco, CA 94105

Linda S. Wilson         Director                        President Emerita, Radcliffe College;
                                                        Cambridge, MA 02138


ITEM 27.  PRINCIPAL UNDERWRITERS.


    (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.


    (b)

                             (2)
                         POSITION AND            (3)
         (1)               OFFICES          POSITION AND
 NAME AND PRINCIPAL    WITH VALUE LINE      OFFICES WITH
  BUSINESS ADDRESS     SECURITIES, INC.      REGISTRANT
  ----------------     ----------------      ----------
Jean Bernhard Buttner  Chairman of the    Chairman of the
                       Board              Board and
                                          President

David T. Henigson      Vice President,    Vice President,
                       Secretary,         Secretary and
                       Treasurer and      Treasurer
                       Director

Stephen LaRosa         Asst. Vice         Asst. Treasurer
                       President

        The business address of each of the officers and directors is 220 East 42nd Street, NY 10017-5891.

    (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

        Value Line, Inc.
        220 East 42nd Street
        New York, NY 10017
        For records pursuant to:
        Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
        Rule 31a-1(f)

        State Street Bank and Trust Company
        c/o NFDS
        P.O. Box 219729
        Kansas City, MO 64121-9729
        For records pursuant to Rule 31a-1(b)(2)(iv)


        State Street Bank and Trust Company
        225 Franklin Street
        Boston, MA 02110
        For all other records

ITEM 29.  MANAGEMENT SERVICES.

    None.

ITEM 30.  UNDERTAKINGS.

    None.

                                 --------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 89 to the registration statement on Form N-1A (the "Registration Statement") of our report dated February 11, 2000 relating to the financial statements and financial highlights which appear in the December 31, 1999 Annual Report to Shareholders of The Value Line Special Situations Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 24, 2000

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 24th day of April, 2000.



                                    THE VALUE LINE SPECIAL SITUATIONS FUND, INC.


                                           By:     /s/ DAVID T. HENIGSON
                                              ..................................

                                             DAVID T. HENIGSON, VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


                   SIGNATURES                             TITLE                      DATE
                   ----------                             -----                      ----
                *JEAN B. BUTTNER              Chairman and Director;              April 24, 2000
                (JEAN B. BUTTNER)               President; Principal
                                                Executive Officer

                *JOHN W. CHANDLER             Director                            April 24, 2000
               (JOHN W. CHANDLER)

                *DAVID H. PORTER              Director                            April 24, 2000
                (DAVID H. PORTER)

               *PAUL CRAIG ROBERTS            Director                            April 24, 2000
              (PAUL CRAIG ROBERTS)

               *NANCY-BETH SHEERR             Director                            April 24, 2000
               (NANCY-BETH SHEERR)

              /s/ DAVID T. HENIGSON           Treasurer; Principal Financial      April 24, 2000
     .......................................    and Accounting Officer
               (DAVID T. HENIGSON)


*By       /s/ DAVID T. HENIGSON
   ...................................

           (DAVID T. HENIGSON,
            ATTORNEY-IN-FACT)